[EATON VANCE LOGO]

[PHOTO: Wall of Educational Institution]

Annual Report December 31, 2002

[PHOTO: Highway]

THE
MASSACHUSETTS
HEALTH &
EDUCATION
TAX-EXEMPT
TRUST

[PHOTO: Boston, MA Skyline]


IMPORTANT NOTICE REGARDING DELIVERY
OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.



The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2002

LETTER TO SHAREHOLDERS

[PHOTO WITH CAPTION "Thomas J. Fetter, President"]

Amid the dramatic interest rate decline of recent years, many bonds issued at relatively high interest rates from 1993-1998 have been pre-refunded by their issuers. As a result, escrowed bonds have played an increasingly prominent role in municipal bond portfolios. However, while these bonds are valued by professional investors, analysts and portfolio managers, many individual investors have little knowledge of why bonds are escrowed. As part of our continuing educational series, we thought it might be helpful to discuss the mechanics of escrowed bonds and the role of those bonds in the municipal market.

The process of escrowing
municipal bonds to maturity...

In the escrowing process, an issuing jurisdiction essentially refinances original-issue debt with newer, usually lower-interest debt. The jurisdiction issues a "refunding bond," the proceeds of which are used to purchase specially-issued U.S. Treasury bonds - State and Local Government Series bonds, which are held in an irrevocable escrow account by a trustee bank. The principal and interest payments of these Treasury bonds exactly match the future principal and interest payments of the issuer's original bonds.

The principal and interest from these U.S. Treasuries are directed solely to pay the interest and principal on the tax-exempt bonds for which the escrow account was established. Thus, the original bonds are now backed by U.S. Treasuries and are, therefore, deemed among the highest quality of all tax-exempt issues.

Benefits for issuers: lower interest
rates and added flexibility...

When municipal bonds are escrowed, they are said to be "defeased." That means that the bonds are no longer governed by the original covenants and are no longer a direct obligation of the original issuer. The most common defeasance - "high-to-low" defeasance - is based on an economic rationale, in which an issuer seeks to take advantage of a significant decline in interest rates - much the same way homeowners refinance their mortgages. By refunding high-coupon bonds with lower-coupon debt, issuers are able to reduce their interest expenses and save taxpayers and ratepayers money.

A second, less common procedure is "low-to-high" defeasance - in which relatively low-coupon bonds are refunded with higher-coupon bonds. This refunding is generally based on a pressing political or structural need, done primarily to effect a change in bond covenants. This change may provide more flexibility for issuers by broadening a project's mandate or redefining revenue sources.

Benefits for investors: higher quality,
shorter maturities, attractive coupons...

For investors, owning a bond that has been escrowed generally provides an immediate upgrade in quality - and often in price - because the bond is now backed by U.S. Treasuries. In addition, because these bonds are typically called at their earliest call date, they will have a shorter effective maturity and, therefore, less volatility. Finally, in most cases, the bond continues to pay an above-average coupon. These characteristics can represent distinct advantages for investors.

However compelling these benefits are, a portfolio manager still faces a key decision: whether to hold the bond with its attractive coupon and no credit risk - or - to sell the bond at its increased market value and redeploy the increased purchasing power at current interest rates. The portfolio manager must factor in market conditions, the interest rate outlook, the availability of bonds in the marketplace and call provisions. If the escrowed bond's original call provisions have been waived, that will dramatically improve the bond's trading characteristics.

These decisions can have a profound effect upon performance. Moreover, the treatment of escrowed bonds is yet another area that demonstrates the value of professional management. We believe that familiarity with bond covenants, trading patterns and in-depth analysis can provide investors a major advantage in municipal bond investing.

Sincerely,

/s/ THOMAS J. FETTER

Thomas J. Fetter
President
February 5, 2003



The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2002

MANAGEMENT DISCUSSION

Having emerged from last year's recession, the U.S. economy remained sluggish in 2002. Weak demand and the prospect of future military conflict in Iraq weighed heavily on the financial markets and proved a concern to individuals and businesses alike. Consumer spending held up surprisingly well through much of the year. However, on the business side, companies were slow to resume capital spending, a trend that took a toll on the key telecom, computer and semiconductor areas. Finally, a series of corporate scandals dealt a blow to investor confidence. In sum, 2002 was a difficult year for the economy and saw increased volatility in the financial markets.

Helped by low interest rates and sales
incentives, the auto and housing sectors kept the weak economy afloat...

For much of the year, record-low interest rates gave a major boost to consumer spending, which provided an underpinning for the broad economy. Low interest rates had a pronounced effect on the auto and housing sectors, helping to reduce inventories. However, by year-end, amid high personal debt levels and an increasing jobless rate, there were signs that U.S. consumers were beginning to tighten their belts, as evidenced by a disappointing holiday retail season.

Seeking to jump-start the economy, the Federal
Reserve again lowered interest rates...

The nation's Gross Domestic Product followed a relatively strong 4.0% growth rate in the third quarter with a weak 0.7% rise in the fourth quarter. Many companies continued to announce layoffs, pushing the unemployment rate to a nine-year high. Businesses - which had pared costs sharply to weather the recession - remained reticent to spend on expansion plans, a key to a full recovery. In response, the Federal Reserve maintained its accommodative monetary policy, lowering its benchmark Federal Funds rate to 1.25% in November, a move that provided further support for the bond market. Ten-year Treasury bond yields, which had risen to 5.40% in March in response to anecdotal signs of a recovery - fell back to 3.82% by December 31, as the Fed reaffirmed the weakness of the economy. Against that backdrop, the Lehman Brothers Municipal Bond Index - a broad-based, unmanaged index of municipal bonds - registered another impressive performance, posting a solid 9.60% total return for the year ended December 31, 2002.1

The performance of municipal bonds was especially noteworthy when compared to other asset classes. With the stock market declining sharply for the third consecutive year, increasingly risk-averse investors found a measure of comfort in the fixed-income market. Municipal bonds have been among the leading asset classes in 2002.

Amid continuing global and economic concerns, we believe the outlook for bonds is favorable...

We continue to feel that municipal bonds merit a place in a diversified investment portfolio. We believe they are attractive because, with the outlook for inflation relatively tame, the likelihood of a sharp spike in interest rates is fairly remote. Meanwhile, given the ongoing geopolitical concerns, the quality of municipal bonds is compelling. Finally, municipal bonds may find additional support from the fact that many states and municipalities have been forced to raise taxes in order to close budget deficits. The resulting higher taxes could well enhance the attractiveness of tax-favored investments.


Trust Information
as of December 31, 2002

Performance 2

Average Annual Total Returns (by share price, American Stock Exchange)
-----------------------------------------------------------------------
One Year                                                          5.10%
Five Years                                                        5.18
Life of Fund (7/23/93)                                            4.73

Average Annual Total Returns (by net asset value)
-----------------------------------------------------------------------
One Year                                                         10.12%
Five Years                                                        5.67
Life of Fund (7/23/93)                                            5.74

Five Largest Categories 3
-----------------------------------------------------------------------

Education                       42.0%
Insured Hospitals*              22.1%
Escrowed                        16.0%
Hospitals                       11.8%
Miscellaneous                    5.3%

1 It is not possible to invest directly in an Index.

2 Returns are historical and are calculated by determining the percentage change in net asset value or share price with all distributions reinvested.

3 Five Largest Categories account for 97.2% of the Trust's net assets applicable to common shares, determined by dividing the total market value of the holdings by the net assets applicable to common shares of the Trust. Categories are subject to change.

* Private insurance does not remove the risk of loss of principal associated with this investment due to changes in market conditions.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Yield will vary.

-----------------------------------------------------------------------
Shares of the Trust are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested. Yield will change.
-----------------------------------------------------------------------



The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2002

MANAGEMENT DISCUSSION

[PHOTO WITH CAPTION "Robert B. MacIntosh, Portfolio Manager"]

Management Discussion
-----------------------------------------------------------------------
Management Discussion

* The Massachusetts economy suffered job losses in the manufacturing, technology and financial services sectors in the past year. Lower capital spending has hurt technology-related companies, while a slumping stock market has hit the financial services sector. The December 2002 jobless rate was 5.2%, up from 4.4% a year ago.

* In accordance with recently enacted Securities and Exchange Commission
  (SEC) regulations, the Trust increased its exposure to bonds with health care and education-related purposes. Education bonds were the Trust's largest sector weighting at December 31, 2002, with selective issuers such as Harvard University and Boston College providing defensive characteristics in a weak economy.

* Escrowed bonds constituted prominent holdings in the Trust. These bonds are pre-refunded and backed by U.S. Treasury bonds, which affords them very high quality. Because of this quality, escrowed issues are generally prized by investors in a weak economic climate.

* The Trust continued to emphasize quality in its hospital investments. Among the Trust's largest hospital holdings was an insured* issue for Dana Farber Cancer Institute, one of the nation's leaders in the treatment and research of cancer-related diseases.

* The dramatic decline in interest rates and continuing volatility in the stock market generated increasing retail demand for bonds.
  Management took advantage of that trend to adjust the Trust's coupon structure, selling current coupons, while redeploying the proceeds in more attractive coupons.


-----------------------------------------------------------------------
The views expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and Eaton Vance disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an Eaton Vance fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.
-----------------------------------------------------------------------


The Trust
-----------------------------------------------------------------------
Performance for the Past Year

* Based on share price (traded on the American Stock Exchange), the Trust had a total return of 5.10% for the year ended December 31, 2002. That return was the result of a decrease in share price from $13.60 on December 31, 2001 to $13.48 on December 31, 2002, and the reinvestment of $0.796 in regular monthly dividends.1

* Based on net asset value, the Trust had a total return of 10.12% for the year ended December 31, 2002. That return was the result of an increase in net asset value per share from $13.25 on December 31, 2001 to $13.76 on December 31, 2002, and the reinvestment of all distributions.

* Based on the most recent dividend and a share price of $13.48, the Trust had a market yield of 5.90% at December 31, 2002.2 The Trust's market yield is equivalent to a taxable yield of 10.15%.3

* On December 31, 2002, the Trust's share price on the American Stock Exchange traded at a 2.03% discount to its underlying net asset value.

Your Investment at Work [LOGO: Graduation Mortarboard]
-----------------------------------------------------------------------

  Massachusetts Development
  Finance Agency
  Western New England College

* The Massachusetts Development Finance Agency provides financing for a broad range of economic initiatives. Over the past five years, the Agency has financed $6.5 billion in state projects, helping to create nearly 30,000 jobs.

* These bonds financed the construction of a residence hall at Western New England College in Springfield, which offers undergraduate and graduate programs in arts and sciences, business, engineering and law.

* This BBB-rated credit has a 5.875% coupon and a dedicated revenue source. As the result of efforts to upgrade facilities and add satellite campuses, the College has seen rising student applications, more impressive acceptance ratios and improved operating fundamentals.

-----------------------------------------------------------------------
Federal income tax information on distribution. For Federal income tax purposes, 100% of the total dividends paid by the Trust from net investment income during the year ended December 31, 2002 was designated as an exempt interest dividend.
-----------------------------------------------------------------------


Quality Weightings 4
-----------------------------------------------------------------------
By total investments

[PIE CHART divided proportionally as follows: AAA -- 38.5%, AA -- 11.9%, A -- 15.7%, BBB -- 16.2%, BB -- 1.1%, Non-Rated -- 16.6%]

Trust Overview 4
-----------------------------------------------------------------------
Number of Issues                                     49
Average Maturity                             22.1 Years
Effective Maturity                            9.9 Years
Average Rating                                       A+
Average Call                                  6.0 Years
Average Dollar Price                            $104.17

1 A portion of the Trust's income may be subject to federal and state income tax and/or federal alternative minimum tax.

2 The Trust's market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

3 Taxable-equivalent yield assumes maximum 41.85% combined federal and state income tax rate. A lower rate would result in a lower tax-equivalent figure.

4 Because the Trust is actively managed, Quality Weightings and Trust
  Overview are subject to change.

* Private insurance does not remove the risk of loss of principal associated with insured investments due to changes in market conditions.

  Past performance is no guarantee of future results. Investment return and market price will fluctuate so that shares, when sold, may be worth more or less than their original cost.




The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2002

PORTFOLIO OF INVESTMENTS

Ratings (Unaudited)                       Principal
---------------------------------------   Amount
                               Standard   (000's
Moody's                        & Poor's   Omitted)       Security                                     Value
------------------------------------------------------------------------------------------------------------------
Education-- 42.0%
------------------------------------------------------------------------------------------------------------------
NR                             A            $    1,100   Massachusetts DFA, Belmont Hill School,
                                                         5.00%, 9/1/31                              $    1,102,178
A3                             BBB+              1,500   Massachusetts DFA, Boston University,
                                                         5.45%, 5/15/59                                  1,493,895
Baa2                           BBB                 400   Massachusetts DFA, Suffolk University,
                                                         5.75%, 7/1/19                                     413,156
NR                             BBB                 600   Massachusetts DFA, Western NE College,
                                                         5.875%, 12/1/22                                   598,920
NR                             BBB                 540   Massachusetts DFA, Wheeler School,
                                                         6.50%, 12/1/29                                    569,468
Baa2                           NR                  250   Massachusetts DFA, Xaverian Brothers
                                                         High School, 5.65%, 7/1/29                        245,952
Aa3                            AA-               1,500   Massachusetts HEFA, Boston College,
                                                         4.75%, 6/1/31                                   1,480,350
Aaa                            AAA               2,000   Massachusetts HEFA, Harvard University,
                                                         5.125%, 7/15/37                                 2,056,960
NR                             NR                1,480   Massachusetts HEFA, Wheaton College,
                                                         6.00%, 1/1/18(5)                                1,598,296
Baa1                           BBB               2,110   Massachusetts IFA, Springfield College,
                                                         5.625%, 9/15/10                                 2,167,181
Baa1                           NR                  400   Massachusetts IFA, Wentworth Institute
                                                         of Technology, 5.75%, 10/1/28                     400,800
NR                             AA-               1,265   University of Massachusetts Building
                                                         Authority Project, 5.125%, 11/1/20              1,323,936
------------------------------------------------------------------------------------------------------------------
                                                                                                    $   13,451,092
------------------------------------------------------------------------------------------------------------------
Escrowed-- 16.0%
------------------------------------------------------------------------------------------------------------------
NR                             NR           $    1,830   Massachusetts HEFA, Atlanticare
                                                         Medical Center, 8.00%, 12/01/13,
                                                         Prerefunded to 12/1/03(5)                  $    1,921,189
Aaa                            AA+               1,500   Massachusetts HEFA, Daughters of Charity,
                                                         6.10%, 7/1/14,
                                                         Prerefunded to 7/1/06                           1,621,770
Aa2                            NR                1,000   Massachusetts HEFA, Youville House,
                                                         6.25%, 2/15/41,
                                                         Prerefunded to 2/15/07                          1,179,190
Aaa                            A                 1,000   Rail Connections Inc., MA
                                                         (ACA), 0.00%, 7/1/20,
                                                         Prerefunded to 7/1/09                             406,010
------------------------------------------------------------------------------------------------------------------
                                                                                                    $    5,128,159
------------------------------------------------------------------------------------------------------------------
Hospitals-- 11.8%
------------------------------------------------------------------------------------------------------------------
A1                             A+           $    1,000   Massachusetts HEFA, Baystate Medical Center,
                                                         5.75%, 7/1/33                              $    1,026,120
NR                             BBB+                350   Massachusetts HEFA, Berkshire Healthcare,
                                                         6.25%, 10/1/31                                    355,848
Baa2                           BBB                 400   Massachusetts HEFA, Caritas Christi
                                                         Obligation Group, 6.25%, 7/1/22                   399,328
NR                             A-                  800   Massachusetts HEFA, Covenant Health,
                                                         6.00%, 7/1/22                                     831,016
NR                             A-                  400   Massachusetts HEFA, Covenant Health,
                                                         6.00%, 7/1/31                                     411,848
Baa2                           BBB-                750   Massachusetts HEFA, Milford-Whitinsville,
                                                         6.35%, 7/15/32                                    762,240
------------------------------------------------------------------------------------------------------------------
                                                                                                    $    3,786,400
------------------------------------------------------------------------------------------------------------------
Industrial Development Revenue-- 4.7%
------------------------------------------------------------------------------------------------------------------
A3                             BBB          $    1,500   Massachusetts IFA, General Motors,
                                                         5.55%, 4/1/09                              $    1,501,815
------------------------------------------------------------------------------------------------------------------
Insured Education-- 2.9%
------------------------------------------------------------------------------------------------------------------
Aaa                            AAA          $       40   Massachusetts HEFA, Boston College, (FGIC),
                                                         6.625%, 7/1/21                             $       40,570
Aaa                            AAA                 650   Massachusetts HEFA, Brandeis University,
                                                         (MBIA), 4.75%, 10/1/28                            646,035
Aaa                            AAA                 230   Massachusetts HEFA, University of
                                                         Massachusetts, (FGIC), 5.125%, 10/1/34            235,766
------------------------------------------------------------------------------------------------------------------
                                                                                                    $      922,371
------------------------------------------------------------------------------------------------------------------
Insured Hospitals-- 22.1%
------------------------------------------------------------------------------------------------------------------
Aaa                            AAA          $    1,225   Massachusetts HEFA, Addison Gilbert
                                                         Hospital, (MBIA), 5.75%, 7/1/23            $    1,264,335
Aaa                            AAA                 800   Massachusetts HEFA, Baystate Medical
                                                         Center, (FSA), 6.00%, 7/1/26                      868,856
Aaa                            AAA               1,000   Massachusetts HEFA, Berkshire Health
                                                         System, (MBIA), 6.00%, 10/1/19                  1,082,430
Aaa                            AAA               1,250   Massachusetts HEFA, Dana Farber Cancer
                                                         Institute, (FGIC), 6.00%, 12/1/10               1,325,837
Aaa                            AAA                 500   Massachusetts HEFA, Mt. Auburn Hospital,
                                                         (MBIA), 6.25%, 8/15/14                            544,565
Aaa                            AAA                 500   Massachusetts HEFA, New England Medical
                                                         Center, (FGIC), 5.00%, 5/15/22                    508,770
Aaa                            AAA               1,000   Massachusetts HEFA, North Shore Medical
                                                         Center, (MBIA), 5.625%, 7/1/14                  1,052,870
NR                             AAA                 395   Massachusetts HEFA, Valley Regional Health
                                                         System, (CLEE), 5.75%, 7/1/18                     420,635
------------------------------------------------------------------------------------------------------------------
                                                                                                    $    7,068,298
------------------------------------------------------------------------------------------------------------------
Insured Public Power-- 2.3%
------------------------------------------------------------------------------------------------------------------
Aaa                            NR           $      500   Puerto Rico Electric Power Authority, (MBIA),
                                                         Variable Rate, 12.66%, 7/1/16(7)(8)        $      742,330
------------------------------------------------------------------------------------------------------------------
Insured Special Tax-- 4.7%
------------------------------------------------------------------------------------------------------------------
NR                             NR           $    1,000   Puerto Rico IFA, (AMBAC), Variable Rate,
                                                         8.04%, 7/1/28(6)(7)                        $    1,042,620
NR                             AAA                 420   Puerto Rico IFA, (AMBAC), Variable Rate,
                                                         10.53%, 7/1/28(8)                                 446,851
------------------------------------------------------------------------------------------------------------------
                                                                                                    $    1,489,471
------------------------------------------------------------------------------------------------------------------
Insured Transportation-- 1.0%
------------------------------------------------------------------------------------------------------------------
Aaa                            AAA          $      300   Massachusetts Port Authority, US Airways,
                                                         (MBIA), 6.00%, 9/1/21                      $      311,247
------------------------------------------------------------------------------------------------------------------
Insured Water & Sewer-- 3.4%
------------------------------------------------------------------------------------------------------------------
Aaa                            AAA          $    1,000   Massachusetts Water Resources Authority,
                                                         (FGIC), 5.75%, 8/1/39                      $    1,084,310
------------------------------------------------------------------------------------------------------------------
Life Care-- 3.1%
------------------------------------------------------------------------------------------------------------------
NR                             BBB-         $      655   Massachusetts DFA, Edgecombe Project,
                                                         6.75%, 7/1/21                              $      670,026
NR                             NR                  340   Massachusetts IFA, Forge Hill,
                                                         6.75%, 4/1/30                                     313,463
------------------------------------------------------------------------------------------------------------------
                                                                                                    $      983,489
------------------------------------------------------------------------------------------------------------------
Miscellaneous-- 5.3%
------------------------------------------------------------------------------------------------------------------
NR                             NR           $      425   Massachusetts DFA, MCHSP,
                                                         6.60%, 8/15/29                             $      387,473
Ba2                            BB                  495   Massachusetts HEFA, Learning Center
                                                         for the Deaf, 6.125%, 7/1/29                      449,782
NR                             AAA                 700   Puerto Rico IFA, Variable Rate,
                                                         10.76%, 10/1/34(7)(8)                             871,612
------------------------------------------------------------------------------------------------------------------
                                                                                                    $    1,708,867
------------------------------------------------------------------------------------------------------------------
Nursing Home-- 4.6%
------------------------------------------------------------------------------------------------------------------
NR                             NR           $      255   Massachusetts DFA, Odd Fellows,
                                                         6.25%, 1/1/15                              $      237,298
NR                             NR                  500   Massachusetts HEFA, Christopher House,
                                                         6.875%, 1/1/29                                    474,845
NR                             NR                  750   Massachusetts IFA, Age Institute of
                                                         Massachusetts, 8.05%, 11/1/25                     754,650
------------------------------------------------------------------------------------------------------------------
                                                                                                    $    1,466,793
------------------------------------------------------------------------------------------------------------------
Transportation-- 2.6%
------------------------------------------------------------------------------------------------------------------
NR                             AA-          $      830   Massachusetts Bay Transportation Authority,
                                                         Variable Rate, 8.20%, 3/1/27(6)(7)         $      845,928
------------------------------------------------------------------------------------------------------------------
Water & Sewer-- 0.3%
Aaa                            AA+          $       80   Massachusetts Water Pollution
                                                         Abatement Trust, 6.375%, 2/1/15            $       85,664
------------------------------------------------------------------------------------------------------------------
Total Tax-Exempt Investments-- 126.8%
(identified cost identified cost $38,295,339)                                                       $   40,576,234
------------------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities-- 4.5%                                                               $    1,420,221
------------------------------------------------------------------------------------------------------------------
Auction Preferred Shares-- (31.3%)                                                                  $  (10,000,000)
------------------------------------------------------------------------------------------------------------------
Net Assets Applicable to
  Common Shares-- 100%                                                                              $   31,996,455
------------------------------------------------------------------------------------------------------------------

Notes to Portfolio:

(1) Portfolio Overview (Unaudited):

    Number of Issues                        49
    Average Maturity (Years)          22.1 yrs
    Effective Maturity (Years)         9.9 yrs
    Average Call (Years)                 6 yrs
    Duration (Years)                   6.9 yrs
    Average Rating                          A+

(2) Health and Educational Obligors-- At December 31, 2002, the Trust held securities issued by health and educational obligors with a value of $33,237,847 (representing 81.9% of total investments).

(3) Insured Investments-- The Trust invests primarily in debt securities issued by the Commonwealth of Massachusetts and its municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at December 31, 2002, 29.6% of total investments is backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The Trust's insured securities by financial institution are as follows:

                                                                     Percentage
                                                                      of Total
                                                           Value    Investments
-----------------------------------------------------------------------------
Municipal Bond Insurance Association (MBIA)           $5,643,812       13.90%
Financial Guaranty Insurance Company (FGIC)            3,195,253        7.90%
AMBAC Financial Group Inc. (AMBAC)                     1,489,471        3.70%
Financial Security Assurance Incorporated (FSA)          868,856        2.10%
College Construction Loan Insurance
  Corporation (CLEE)                                     420,635        1.00%
American Capital Access (ACA)                            406,010        1.00%
-----------------------------------------------------------------------------
  Total Insured Securities                           $12,024,037       29.60%
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2002
PORTFOLIO OF INVESTMENTS cont'd

(4) Summary of Ratings (Unaudited):
                                                                    Percentage
                                         Number                       of Total
Ratings                                of Issues           Value    Investments
-----------------------------------------------------------------------------
AAA/Aaa                                   20         $15,617,423       38.50%
AA/Aa                                      4           4,829,404       11.90%
A/A                                        6           6,366,872       15.70%
BBB/Baa                                   10           6,582,919       16.20%
BB/Ba                                      1             449,782        1.10%
NR                                         8           6,729,834       16.60%
------------------------------------------------------------------------------
Total                                     49         $40,576,234      100.00%
------------------------------------------------------------------------------

The ratings indicated are the most recent Moody's and Standard & Poor's ratings believed to be available at December 31, 2002. NR indicates no rating is available for the security. Ratings are generally ascribed to securities at time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no responsibility to do so, and the ratings indicated do not necessarily represent ratings the agencies would ascribe to these securities at December 31, 2002.

(5) Private Placement Securities-- Information relating to the initial acquisition and market valuation of private placement securities is presented below:

                                                                  Percentage
                                                                 of Net Assets
                                       Acquisition               Applicable to
                                          Cost         Value     Common Shares
------------------------------------------------------------------------------
Massachusetts HEFA,
  Atlanticare Medical Center "AMC"
  (acquired 12/15/93)                  $1,831,509    $1,921,189      6.00%
Massachusetts HEFA, Wheaton College
  (acquired 1/12/98)                    1,480,000     1,598,296      5.00%
------------------------------------------------------------------------------
Total                                                $3,519,485     11.00%
------------------------------------------------------------------------------

AMC has no publicly offered securities of the same class as the private placement security held by the Trust. Wheaton College has outstanding publicly offered securities of the same class as the private placement security held by the Trust. The Trust will bear the costs, if any, relating to the disposition of the private placement securities, including costs associated with registering the securities under the Securities Act of 1933, if necessary.

(6) Security has been issued as an inverse floater bond.

(7) Security exempt from registration under Rule 144A of the Securities
    Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(8) Security has been issued as a leveraged inverse floater.

The accompanying notes are an integral part of these financial statements.





The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2002

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2002

Assets
------------------------------------------------------------------------------------------
Total Investments, at value (identified cost, $38,295,339)                     $40,576,234
Interest receivable                                                                878,511
Receivable for securities sold                                                   2,416,439
Other assets                                                                        17,497
------------------------------------------------------------------------------------------
Total assets                                                                   $43,888,681
------------------------------------------------------------------------------------------

Liabilities
------------------------------------------------------------------------------------------
Due to bank                                                                       $777,041
Payable for securities purchased                                                 1,047,693
Accrued expenses and other liabilities                                              67,492
------------------------------------------------------------------------------------------
Total liabilities                                                                1,892,226
------------------------------------------------------------------------------------------
Net assets applicable to Auction Preferred Shares, $0.01 par value;
  400 shares authorized, 200 shares issued and outstanding at $50,000
  per share liquidation preference plus cumulative unpaid dividends            $10,000,000
------------------------------------------------------------------------------------------
Net assets applicable to common shares                                         $31,996,455

Sources of Net Assets:
------------------------------------------------------------------------------------------
Common Shares, $0.01 par value; unlimited number of shares
  authorized, 2,324,569 shares issued and outstanding                              $23,246
Additional paid-in capital                                                      30,540,543
Accumulated net realized loss from investment transactions                      (1,404,528)
Undistributed net investment income                                                556,299
Unrealized appreciation of investments                                           2,280,895
------------------------------------------------------------------------------------------
Net Assets applicable to common shares                                         $31,996,455
------------------------------------------------------------------------------------------

Net Asset Value Per Common Share
------------------------------------------------------------------------------------------
($31,996,455 divided by 2,324,569
  common shares issued and outstanding)                                        $     13.76
------------------------------------------------------------------------------------------





Statement of Operations

For the Year Ended
December 31, 2002

Investment Income
------------------------------------------------------------------------------------------
Interest income                                                                 $2,563,423

Expenses
------------------------------------------------------------------------------------------
Investment advisory fee                                                         $  144,525
Administration fee                                                                  61,947
Trustees' fees                                                                      25,000
Custodian and transfer agent fees                                                   50,843
Legal and accounting services                                                       36,850
Preferred share remarketing agent fee                                               25,000
Printing and postage                                                                15,002
Preferred shares auction agent fees                                                  5,000
Miscellaneous                                                                       10,963
------------------------------------------------------------------------------------------
Total operating expenses                                                        $  375,130
------------------------------------------------------------------------------------------
Deduct--
  Reduction of custody fees                                                          3,850
------------------------------------------------------------------------------------------
Total                                                                           $    3,850
------------------------------------------------------------------------------------------
Net operating expenses                                                          $  371,280
------------------------------------------------------------------------------------------
Net investment income                                                            2,192,143
------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
on Investments
------------------------------------------------------------------------------------------
Net realized gain from investment transactions                                  $   63,983
Net change in unrealized appreciation of investments                               910,312
------------------------------------------------------------------------------------------
Net gain on investments                                                         $  974,295
------------------------------------------------------------------------------------------
Distributions to preferred shareholders                                         $ (119,521)
------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
  applicable to common shares                                                   $3,046,917
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2002

FINANCIAL STATEMENTS (cont'd)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------

Increase (Decrease)                                                            Year Ended           Year Ended
in Net Assets                                                           December 31, 2002    December 31, 2001
--------------------------------------------------------------------------------------------------------------
From operations:
  Net investment income                                                       $ 2,192,143          $ 2,172,642
  Net realized gain (loss)                                                         63,983              (48,474)
  Net change in unrealized appreciation                                           910,312               93,478
  Distributions to preferred shareholders                                        (119,521)            (247,148)
--------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
  operations applicable to common shares                                      $ 3,046,917          $ 1,970,498
--------------------------------------------------------------------------------------------------------------
Distributions to Common Shareholders:
  From net investment income                                                  ($1,847,879)         ($1,798,383)
--------------------------------------------------------------------------------------------------------------
Total distributions to  common
  shareholders                                                                ($1,847,879)         ($1,798,383)
--------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Reinvestment of distributions to
     common shareholders                                                      $    70,402          $    54,769
--------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from
     capital share transactions                                               $    70,402          $    54,769
--------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                    $ 1,269,440          $   226,884
--------------------------------------------------------------------------------------------------------------
Net Assets Applicable to Common Shares:
At beginning of period                                                        $30,727,015          $30,500,131
--------------------------------------------------------------------------------------------------------------
At end of period, including undistributed
  net investment income of $556,299
  and $331,556, respectively                                                  $31,996,455          $30,727,015
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2002

FINANCIAL STATEMENTS cont'd

Financial Highlights
Selected data for a common share outstanding during each period

                                                                      Year Ended December 31,
                                                ---------------------------------------------------------------------
                                                    2002       2001             2000            1999            1998
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period (common shares)                         $ 13.25    $ 13.17          $ 12.45         $ 14.06          $ 13.90
---------------------------------------------------------------------------------------------------------------------

Investment Operations
---------------------------------------------------------------------------------------------------------------------
Net investment income                            $  0.94(d) $  0.94(a)(d)    $  0.90(d)      $  0.89(d)       $  0.88(d)
Net realized and unrealized gain (loss)
  on investments                                    0.42       0.03             0.73           (1.63)            0.16
Distributions to preferred shareholders            (0.05)     (0.11)           (0.15)          (0.12)           (0.14)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations applicable
  to common shares                               $  1.31    $  0.86          $  1.48         $ (0.86)         $  0.90
---------------------------------------------------------------------------------------------------------------------

Less Distributions to Common Shareholders
---------------------------------------------------------------------------------------------------------------------
From net investment income                       $ (0.80)   $ (0.78)         $ (0.76)        $ (0.75)         $ (0.74)
---------------------------------------------------------------------------------------------------------------------
Total distributions to Common Shareholders       $ (0.80)   $ (0.78)         $ (0.76)        $ (0.75)         $ (0.74)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
  (Common shares)                                $ 13.76    $ 13.25          $ 13.17         $ 12.45          $ 14.06
---------------------------------------------------------------------------------------------------------------------
Per share market value, end of period
  (Common shares)                                 $13.48    $ 13.60          $ 12.75         $ 11.50          $ 14.88
---------------------------------------------------------------------------------------------------------------------
Total investment return at Market Value             5.10%     13.01%           17.78%         (18.23%)          12.05%
---------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------
Net assets applicable to common shares,
  end of period (000 omitted)                    $31,996    $30,727          $30,500         $28,830          $32,503
Ratios: (as a percentage of average total
  net assets)
    Expenses                                        0.91%      0.91%            0.97%           0.97%            0.96%(c)
    Expenses, after custodian fee reduction         0.90%      0.90%            0.96%           0.96%            0.95%(c)
  Net investment income                             5.31%      5.31%(a)         5.33%           5.05%            4.79%(c)
Ratios: (as a percentage of average common
  net assets)
    Expenses (b)                                    1.20%      1.20%            1.30%           1.28%            1.25%(c)
    Expenses, after custodian fee reduction (b)     1.19%      1.18%            1.29%           1.27%            1.24%(c)
  Net investment income (b)                         7.00%      7.02%(a)         7.16%           6.68%            6.27%(c)
Portfolio turnover rate                               36%        13%               8%             32%              28%

The Financial Highlights summarize the impact of net investment income, gains (losses) and distributions on the Trust's net asset value per common share for the last 5 years. Additionally, important relationships between certain financial statement items are expressed in ratio form.

The accompanying notes are an integral part of these financial statements.




The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2002

FINANCIAL STATEMENTS cont'd

Financial Highlights

(a) The Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began accreting market discounts on debt securities. The effect of this change for the year ended December 31, 2001 was an increase in net investment income per common share of $0.01, a decrease in net realized and unrealized gains per common share of $0.01, an increase in the ratio of net investment income to average total net assets from 5.24% to 5.31% and an increase in the ratio of net investment income to average common assets from 6.93% to 7.02%. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average common net assets reflect the Trust's leveraged capital structure.

(c) Reflects expense waivers by the Administrator during the period. If the Trust had borne all expenses for the year ended December 31, 1998, net investment income per common share would have decreased by less than $0.01.

(d) Computed using average shares outstanding throughout the period.

The accompanying notes are an integral part of these financial statements.



The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 General Information and
  Significant Accounting Policies
------------------------------------------------------------------------
The Massachusetts Health & Education Tax-Exempt Trust (the "Trust") is an entity commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to earn a high level of current income exempt from regular Federal income taxes and Massachusetts personal income taxes consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in Massachusetts "investment grade" tax-exempt obligations issued on behalf of not-for-profit health and education institutions.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, in accordance with generally accepted accounting principles.

Securities Valuation. Municipal securities are normally valued at the mean between the quoted bid and asked prices obtained from a pricing service. Municipal securities which are not valued by a pricing service will be valued on the basis of three dealer quotes or, if such quotes are unavailable, such other available market information. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Futures and options on futures contracts traded on an exchange will be valued at last settlement price. In the event of unusual market disruptions affecting valuation, the Pricing Committee of the Trustees will be consulted.

Securities Transactions. Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined using the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuations during this period. To the extent that when-issued or delayed delivery purchases are outstanding, the Trust instructs the custodian to segregate assets in a separate account, with a current value at least equal to the amount of its purchase commitments.

Interest Income. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discounts on long term debt securities.

Federal Income Taxes. The Trust has complied and intends to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies by distributing all of its income, including any net realized gains from investments, to shareholders. Therefore, no federal income tax provision is required. In addition, the Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal securities, which are exempt from regular federal and Massachusetts income taxes when received by the Trust, as exempt interest dividends.

At December 31, 2002, the Trust for federal income tax purposes had a capital loss carryover of $1,321,267, which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryovers will expire on December 31, 2003 ($1,165,653), December 31, 2008 ($116,670) and December 31, 2009
($38,944).

At December 31, 2002, the undistributed net tax-exempt income on a tax basis was $369,956 and differed from undistributed net investment income due primarily to the difference in method for recognizing market discounts.

Expense Reductions. Investors Bank & Trust Company (IBT) serves the Trust as its Custodian and Transfer Agent. Pursuant to its service agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Trust maintains with IBT. Credits used to reduce IBT's fee are reported as a reduction of expenses on the statement of operations.

Use of Estimates. The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2 Auction Preferred Shares
------------------------------------------------------------------------
The Trust currently has 200 Auction Preferred Shares outstanding. The Auction Preferred Shares are redeemable at the option of the Trust on any dividend payment date at the redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis unpaid through the redemption date (whether or not such dividends have been declared).

Under the Investment Company Act of 1940, the Trust is required to maintain asset coverage of at least 200% with respect to the Auction Preferred Shares as of the last business day of each month in which any Auction Preferred Shares are outstanding. Additionally, the Trust is required to meet more stringent asset coverage requirements under the terms of the Auction Preferred Shares and in accordance with the guidelines prescribed by the rating agency. Should these requirements not be met, or should dividends accrued on the Auction Preferred Shares not be paid, the Trust may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the Auction Preferred Shares. At December 31, 2002, there were no such restrictions on the Trust.

In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, the Trust has reclassified its Auction Preferred Shares outside of permanent equity in the net assets section of the statement of assets and liabilities. In addition, distributions to Auction Preferred shareholders are now classified as a component of the "Net increase in net assets resulting from operations applicable to common shareholders" on the statement of operations and statement of changes in net assets, and as a component of the "Total from investment operations applicable to common shareholders" in the financial highlights. Prior year amounts presented have been restated to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

3 Distributions to Shareholders
------------------------------------------------------------------------
Distributions to common shareholders are recorded on the ex-dividend date and are paid on the last business day of each month. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the Auction Preferred Shares is generally seven days. The applicable dividend rate for the Auction Preferred Shares on December 31, 2002 was 1.40%. For the year ended December 31, 2002, the Trust paid dividends to Auction Preferred shareholders amounting to $119,521, representing an average APS dividend rate for such period of 1.20%.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. These differences primarily relate to expired capital loss carryforwards.

4 Investment Advisory Fees and
  Other Transactions with Affiliates
------------------------------------------------------------------------
The Trust has entered into an Advisory Agreement with Eaton Vance Management ("Eaton Vance"), under which Eaton Vance will furnish the Trust with investment research and advisory services. For the year ended December 31, 2002, the fee paid for such services amounted to $144,525 and was equivalent to 0.35% of the average daily net assets of the Trust, including net assets attributable to any Auction Preferred Shares outstanding.

In addition, the Trust also entered into an Administration Agreement with Eaton Vance, under which Eaton Vance will manage and administer the Trust's business affairs and, in connection therewith, furnish for use of the Trust, office space and all necessary office facilities, equipment, and personnel for administering the affairs of the Trust. For the year ended December 31, 2002, the fee paid for such services amounted to $61,947 and was equivalent to 0.15% of the average daily net assets of the Trust, including net assets attributable to any Auction Preferred Shares outstanding.

Trustees who are not affiliates of Eaton Vance are eligible to receive an annual fee of $5,000 each.

5 Securities Transactions
------------------------------------------------------------------------
Purchases and sales (including maturities) of portfolio securities during the year ended December 31, 2002, aggregated $14,584,276 and $14,243,705 respectively. There were no purchases and sales of short-term municipal securities during the year ended December 31, 2002.

The identified cost and unrealized appreciation (depreciation) in value of the investments owned by the Trust at December 31, 2002, as computed for federal income tax purposes, were as follows:

Identified cost                                              $38,252,582
------------------------------------------------------------------------
Gross unrealized appreciation                                $ 2,477,532
------------------------------------------------------------------------
Gross unrealized depreciation                                   (153,880)
------------------------------------------------------------------------
Net unrealized appreciation                                  $ 2,323,652
------------------------------------------------------------------------

6 Capital Transactions
------------------------------------------------------------------------
The Declaration of Trust allows the Trustees to issue an unlimited number of $0.01 par value shares of common stock. Transactions in common shares were as follows:

                                          Year Ended          Year Ended
                                   December 31, 2002   December 31, 2001
------------------------------------------------------------------------
Beginning shares                           2,319,394           2,315,302
Shares issued pursuant to the Trust's
  dividend reinvestment plan                   5,175               4,092
Ending shares                              2,324,569           2,319,394



The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2002

INDEPENDENT ACCOUNTANTS' REPORT

To the Trustees and Shareholders of
The Massachusetts Health & Education
Tax-Exempt Trust
------------------------------------------------------------------------
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Massachusetts Health & Education Tax-Exempt Trust (the "Trust") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2003



The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2002

OTHER INFORMATION

From time to time in the future, the Trust may effect redemptions and/or repurchases of its Auction Preferred Shares as provided in the applicable constituent instruments or as agreed upon by the Trust and holders of Auction Preferred Shares. The Trust would generally effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.



The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2002

DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which common shareholders may elect to have dividends and capital gains distributions reinvested in common shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common shareholders may join or withdraw from the Plan at any time.

If you decide to participate in the Plan, Investors Bank & Trust
Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in common shares of the Trust in your account.

How the Plan Works

Under the Plan, participants in the Plan will have their dividends reinvested in common shares of the Trust on valuation date. If the market price per common share on valuation date equals or exceeds net asset value per common share on that date, the Trust will issue new common shares to participants at the higher of net asset value or 95% of the market price. If net asset value per common share on valuation date exceeds the market price per common share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the common shareholders only in cash, the agent will buy common shares in the open market on the American Stock Exchange, or elsewhere. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per common share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's common shares, resulting in the acquisition of fewer common shares than if the dividend or distribution had been paid in common shares by the Trust.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares received pursuant to the Plan. Holders of common shares who do not elect to participate in the Plan will receive all such amounts in cash paid by check mailed directly to the record shareholder by Investors Bank & Trust Company, as dividend paying agent.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan.

Costs of the Plan

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

Tax Implications

Plan participants will receive tax information annually for personal records and to help prepare federal income tax returns. The automatic reinvestment of dividends and capital gains distributions does not relieve plan participants of any income tax which may be payable on dividends or distributions.

Right to Withdraw

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive a share certificate in your name for all full common shares credited to your account under the Plan and a cash payment for any fraction of a share credited to your account. If you desire, the Plan Agent will sell your shares in the Plan and send you the proceeds of the sale, less brokerage commissions and a $2.50 service fee.

How to Participate

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

Any inquiries regarding the Plan can be directed to Investors Bank & Trust Company at 1-800-553-1916.



The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2002

APPLICATION FOR PARTICIPATION IN
DIVIDEND REINVESTMENT PLAN
------------------------------------------------------------------------
This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.
------------------------------------------------------------------------

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan provided above.

                                    -------------------------------------
                                    Please print exact name on account:

                                    -------------------------------------
                                    Shareholder signature            Date

                                    -------------------------------------
                                    Shareholder signature            Date

                                    Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

The authorization form, when signed, should be mailed to the following address:

                    Investors Bank & Trust Company
                    P.O. Box 9130
                    Attention OPS22
                    Boston, MA 02117

------------------------------------------------------------------------



The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2002

MANAGEMENT AND ORGANIZATION

Trust Management

The Trustees of The Massachusetts Health & Education Tax-Exempt Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts, 02109.

                                                                                                 Number of
                                            Term of                                              Portfolios in
                           Position(s)      Office and                                           Fund Complex   Other
                           with the         Length of        Principal Occupation(s)             Overseen       Directorships
Name and Age               Trust            Time Served      During Past Five Years              By Trustee     Held By Trustee
-------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
-------------------------------------------------------------------------------------------------------------------------------
Thomas H. Green, III       Trustee          One Year         Managing Director, Salomon          One            None
Age 43                                      Trustee Since    Smith Barney ("SSB"), since
                                            1993             2002. Formerly, Director in
                                                             SSB, Public Finance
                                                             Department (1998-2001).
                                                             Formerly, First Assistant
                                                             Attorney General for
                                                             The Commonwealth of
                                                             Massachusetts (1992-1998).
                                                             Previously, Vice President,
                                                             Public Finance, First Boston
                                                             Corporation. Mr. Green is an
                                                             interested person of the Trust
                                                             because of his affiliation with
                                                             a brokerage firm.

-------------------------------------------------------------------------------------------------------------------------------
Noninterested Trustees
-------------------------------------------------------------------------------------------------------------------------------
James F. Carlin            Trustee          One Year         Chairman and CEO, Carlin            One            Trustee of the
Age 62                                      Trustee Since    Consolidated, Inc. (management                     John Hancock
                                            1993             company), since 1968. CEO                          Funds
                                                             and Treasurer, Alpha Analytical,                   (consisting of
                                                             Inc. (analytical laboratory),                      36 portfolios)
                                                             since 1985. Formerly, Director
                                                             of Carlin Insurance Agency, Inc.
                                                             (1967-1999), Uno Restaurant
                                                             Corp. (1996-2001), Arbella
                                                             Mutual Insurance Co.
                                                             (1988-2000); Director and
                                                             Treasurer, Rizzo Associates
                                                             (engineering) (1985-2000);
                                                             and Chairman of the
                                                             Massachusetts Board of
                                                             Higher Education
                                                             (1995-1999).



The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2002

MANAGEMENT AND ORGANIZATION cont'd

                                                                                                 Number of
                                            Term of                                              Portfolios in
                           Position(s)      Office and                                           Fund Complex   Other
                           with the         Length of        Principal Occupation(s)             Overseen       Directorships
Name and Age               Trust            Time Served      During Past Five Years              By Trustee     Held By Trustee
-------------------------------------------------------------------------------------------------------------------------------
Noninterested Trustees (continued)
-------------------------------------------------------------------------------------------------------------------------------
Walter B. Prince           Chairman         One Year         Partner of the law firm of          One            None
Age 54                     and Trustee      Trustee Since    Prince, Lobel, Glovsky & Tye
                                            1993             LLP, since 1988.



Edward M. Murphy           Trustee          One Year         President and Chief Executive       One            None
Age 55                                      Trustee Since    Officer of Alliance Health
                                            1993             Incorporated, since March 1999.
                                                             Formerly, President and Chief
                                                             Operating Officer of Olympus
                                                             Healthcare Group, Inc.; Senior
                                                             Vice President of Tucker
                                                             Anthony Inc. (1995-1997); and
                                                             the Executive Director of the
                                                             Massachusetts Health and
                                                             Educational Facilities Authority
                                                             (1989 to 1995). Previously,
                                                             Commissioner of the
                                                             Massachusetts Department of
                                                             Mental Health.

James M. Storey            Trustee          One Year         Corporate Trustee/Director of       One            Trustee of the
Age 71                                      Trustee Since    various organizations and                          State Street
                                            1993             corporations, including The                        Research Funds
                                                             U.S. Charitable Gift Trust                         (consisting of
                                                             (a charitable organization                         30 portfolios)
                                                             sponsored by Eaton Vance),                         and the SEI
                                                             and a practicing attorney.                         Investments
                                                             Formerly, a Partner of the                         Funds (consisting
                                                             law firm of Dechert, Price                         of 104 portfolios).
                                                             & Rhoads (1987-1993).



The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2002

MANAGEMENT AND ORGANIZATION cont'd


                                            Term of
                           Position(s)      Office and
                           with the         Length of        Principal Occupation(s)
Name and Age               Trust            Time Served      During Past Five Years
-----------------------------------------------------------------------------------------------
Principal Officers Who Are Not Trustees
-----------------------------------------------------------------------------------------------
Thomas J. Fetter           President        Since 1996       Vice President of Eaton Vance
Age 59                                                       and Boston Management and
                                                             Research ("BMR"). Officer of
                                                             126 registered investment
                                                             companies managed by Eaton Vance
                                                             or BMR.(1)

Robert B. MacIntosh        Vice President   Since 1996       Vice President of Eaton Vance
Age 46                     and                               and BMR. Officer of 125
                           Portfolio                         registered investment companies
                           Manager                           managed by Eaton Vance or BMR.(1)

James M. Wall              Secretary        Since 2001       Vice President of Eaton Vance
Age 40                                                       and BMR since 2001. Formerly,
                                                             Senior Vice President and Deputy
                                                             General Counsel, CDC IXIS
                                                             Asset Management (1999-2001),
                                                             and Senior Legal Counsel,
                                                             Fidelity Investments (1997-1999).
                                                             Officer of 1 registered investment
                                                             company managed by Eaton Vance
                                                             or BMR.

Kristin S. Anagnost        Treasurer        Since 2001(2)    Assistant Vice President of
Age 37                                                       Eaton Vance and BMR. Officer
                                                             of 109 registered investment
                                                             companies managed by Eaton Vance
                                                             or BMR.(1)

(1) Includes both master and feeder funds in a master feeder structure.

(2) Prior to 2001, Ms. Anagnost served as Assistant Treasurer since 1998.




THIS PAGE INTENTIONALLY LEFT BLANK.



Investment Advisor and Administrator
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian, Transfer Agent,
Dividend Disbursing Agent and Registrar
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110

EATON VANCE FUNDS
EATON VANCE MANAGEMENT
BOSTON MANAGEMENT AND RESEARCH
EATON VANCE DISTRIBUTORS, INC.

PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

* Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

* None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

* Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

For more information about Eaton Vance's privacy policies, call:
1-800-262-1122


The Massachusetts Health & Education Tax-Exempt Trust
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

278-2/03                                                 MHEFASRC